UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2005

TASER INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16391	86-0741227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7860 E. McClain Dr., Suite 2
Scottsdale, Arizona	85260
(Address of principal executive offices)	(Zip Code)

(480) 991-0791

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 7, 2005, TASER International, Inc. (the “Company”) issued a press release regarding an Informal Inquiry by the SEC. The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

99.1	Text of press Release dated January 6, 2005 titled “TASER International, Inc. Cooperates with SEC Informal Inquiry.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2005	TASER International, Inc.

	By:	/s/ DANIEL BEHRENDT

Daniel Behrendt
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Document
99.1	Press Release dated January 6, 2005.